Exhibit 99.2

I N T E G R I T Y

F I N A N C I A L   S T R E N G T H

O P E R A T I O N A L   E X C E L L E N C E

F i n a n c i a l   S u p p l e m e n t

M a r c h   3 1,   2 0 0 9

For more information contact:

Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
TEL: 515.225.5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
TEL: 515.226.6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com	NYSE: FFG
TEL: 515.226.6780	www.fblfinancial.com

FBL Financial Group, Inc.
Financial Supplement (Unaudited)
March 31, 2009
Table of Contents/Notes

Consolidated Financial Statements:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	4
Consolidated Statements of Operating Income (Loss), last five quarters	5
Financial Information by Segment:
Segment Information	6
Consolidating Statements of Pre-tax Operating Income (Loss)	7
Statements of Pre-tax Operating Income (Loss), last five quarters:
Traditional Annuity - Exclusive Distribution Segment	8
Traditional Annuity - Independent Distribution Segment	9
Traditional and Universal Life Insurance Segment	10
Variable Segment	11
Corporate and Other Segment	12
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment	13
Collected Premiums, last five quarters	14
Parent Company Liquidity	15
Other Information	16

NOTE 1: In addition to net income (loss), FBL Financial Group has consistently utilized operating income (loss), a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of:
● realized and unrealized gains and losses on investments;
● changes in net unrealized gains and losses on derivatives;
● the cumulative effect of change in accounting principle.

We use operating income (loss), in addition to net income (loss), to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter.  Also, the cumulative effect of changes in accounting principles is a nonrecurring item.  These fluctuations make it difficult to analyze core operating trends.  In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income (loss).  Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force.  For our other embedded derivatives in the product segments and interest rate swaps backing our annuity liabilities, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market.  A view of our operating performance without the impact of these mismatches and non-recurring items enhances the analysis of our results.  We use operating income (loss) for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc. Consolidated Balance Sheets (Unaudited) (Dollars in thousands)

	March 31, 2009	December 31, 2008

Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost: 2009 - $10,453,306; 2008 - $10,505,084)
	$8,881,526	$8,965,443
Equity securities - available for sale, at market (cost: 2009 - $61,260; 2008 - $51,958)
	44,953	44,863
Mortgage loans on real estate	1,362,146	1,381,854
Derivative instruments	15,755	12,933
Investment real estate	2,559	2,559
Policy loans	183,423	182,421
Other long-term investments	1,581	1,527
Short-term investments	383,183	262,459
Total investments	10,875,126	10,854,059

Cash and cash equivalents	11,444	37,710
Securities and indebtedness of related parties	18,971	18,921
Accrued investment income	143,801	136,893
Amounts receivable from affiliates	8,936	15,791
Reinsurance recoverable	107,460	107,854
Deferred policy acquisition costs	1,375,292	1,365,609
Deferred sales inducements	431,934	420,147
Value of insurance in force acquired	61,912	63,121
Property and equipment, less allowances for depreciation of $63,184 in 2009 $63,730 in 2008
	20,835	23,074
Current income tax recoverable	24,569	14,389
Deferred income tax benefit	285,377	305,080
Goodwill	11,170	11,170
Collateral held for securities lending and other transactions	38,223	67,953
Other assets	34,987	41,623
Assets held in separate accounts	522,591	577,420

Total assets	$13,972,628	$14,060,814

FBL Financial Group, Inc. Consolidated Balance Sheets (Continued) (Dollars in thousands)

	March 31, 2009	December 31, 2008
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$10,520,377	$10,531,967
Traditional life insurance and accident and health products	1,338,662	1,328,506
Unearned revenue reserve	34,813	34,663
Other policy claims and benefits	29,894	38,256
	11,923,746	11,933,392
Other policyholders' funds:
Supplementary contracts without life contingencies	510,762	504,885
Advance premiums and other deposits	174,158	167,473
Accrued dividends	10,407	10,241
	695,327	682,599

Amounts payable to affiliates	830	247
Short-term debt	-	59,446
Long-term debt payable to affiliates	100,000	100,000
Long-term debt	271,025	271,005
Collateral payable for securities lending and other transactions	39,925	69,656
Other liabilities	147,582	108,588
Liabilities related to separate accounts	522,591	577,420
Total liabilities	13,701,026	13,802,353

Stockholders’ equity:
Preferred stock, without par value, at liquidation value – authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares
	3,000	3,000
Class A common stock, without par value – authorized 88,500,000 shares, issued and outstanding 29,172,275 shares in 2009 and 28,975,889 shares in 2008

	105,558	104,090
Class B common stock, without par value – authorized 1,500,000 shares, issued and outstanding 1,192,990 shares
	7,522	7,522
Accumulated other comprehensive loss	(648,469)	(649,758)
Retained earnings	803,892	793,511
Total FBL Financial Group, Inc. stockholders' equity	271,503	258,365
Noncontrolling Interest	99	96
Total stockholders’ equity	271,602	258,461
Total liabilities and stockholders’ equity	$13,972,628	$14,060,814

FBL Financial Group, Inc. Consolidated Statements of Operations (Unaudited) (Dollars in thousands, except per share data)

	Three months ended March 31,
	2009	2008
Revenues:
Interest sensitive and index product charges	$41,140	$29,121
Traditional life insurance premiums	37,954	36,133
Net investment income	184,069	168,494
Derivative loss	(24,601)	(98,896)
Realized investment gains	1,951
Other-than-temporary impairment losses (2009 includes total impairment losses of $31,127, less $9,506 recognized in other comprehensive loss)

	(21,621)	(29,347)
Other income	4,586	5,865
Total revenues	223,478	111,370
Benefits and expenses:
Interest sensitive and index product benefits	114,436	104,761
Change in value of index product embedded derivatives	(8,669)	(103,170)
Traditional life insurance benefits	22,104	27,252
Increase in traditional life future policy benefits	9,718	11,390
Distributions to participating policyholders	4,921	5,270
Underwriting, acquisition and insurance expenses	71,963	46,691
Interest expense	6,932	4,451
Other expenses	4,930	5,955
Total benefits and expenses	226,335	102,600
	(2,857)	8,770

Income taxes	1,256	(2,458)
Equity income, net of related income taxes	73	117
Net income (loss)	$(1,528)	$6,429
Net loss attributable to noncontrolling interest	38	9
Net income (loss) attributable to FBL Financial Group, Inc	(1,490)	6,438

Earnings (loss) per common share	$(0.05)	$0.21

Earnings (loss) per common share – assuming dilution	$(0.05)	$0.21

Cash dividends per common share	$0.125	$0.125

FBL Financial Group, Inc. Consolidated Statements of Operating Income (Loss) (Dollars in thousands, except per share data)

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009

Operating revenues:
Interest sensitive and index product charges	$29,206	$31,893	$32,908	$33,350	$41,150
Traditional life insurance premiums	36,133	38,769	36,282	38,002	37,954
Net investment income	168,494	172,173	181,888	185,317	184,069
Derivative loss	(17,926)	(22,155)	(24,610)	(30,401)	(32,091)
Other income	5,865	6,955	6,545	5,945	4,586
Total operating revenues	221,772	227,635	233,013	232,213	235,668

Benefits and expenses:
Interest sensitive and index product benefits	99,147	100,766	106,454	114,096	110,405
Traditional life insurance	27,252	22,602	23,353	23,677	22,104
Increase in traditional life future policy benefits	11,390	11,037	11,084	9,744	9,718
Distributions to participating policyholders	5,270	5,023	4,813	4,958	4,921
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,401	3,348	3,280	3,581	3,573
Amortization of deferred policy acquisition costs	22,436	22,805	26,706	51,911	40,590
Amortization of value of insurance in force acquired	1,055	569	857	1,044	746
Other underwriting expenses	19,369	19,313	18,928	19,353	20,209
Total underwriting, acquisition and insurance expenses	46,261	46,035	49,771	75,889	65,118
Interest expense	4,451	4,448	4,464	6,204	6,932
Other expenses	5,955	6,137	5,585	6,426	4,930
Total benefits and expenses	199,726	196,048	205,524	240,994	224,128
	22,046	31,587	27,489	(8,781)	11,540
Income taxes	(7,104)	(10,307)	(8,918)	3,513	(3,783)
Net loss attributable to noncontrolling interest	9	7	15	40	38
Equity income (loss), net of related income taxes	117	(159)	86	(48)	73

Operating income (loss)	15,068	21,128	18,672	(5,276)	7,868

Realized/unrealized losses on investments, net of offsets	(12,165)	(42,642)	(12,726)	(12,009)	(11,040)
Change in net unrealized gains/losses on derivatives, net of offsets	3,535	4,939	5,270	(1,943)	1,682

Net income (loss)	$6,438	$(16,575)	$11,216	$(19,228)	$(1,490)

Operating income (loss) per common share - assuming dilution.	$0.50	$0.70	$0.62	$(0.18)	$0.26
Earnings (loss) per common share - assuming dilution	$0.21	$(0.56)	$0.37	$(0.64)	$(0.05)

Weighted average common shares outstanding, operating income (loss) basis (in thousands):
Basic	29,860	29,892	29,900	29,926	29,958
Effect of dilutive securities	348	210	151	-	126
Diluted	30,208	30,102	30,051	29,926	30,084

Weighted average common shares outstanding, net income (loss) basis (in thousands):
Basic	29,860	29,892	29,900	29,926	29,958
Effect of dilutive securities	348	-	151	-	-
Diluted	30,208	29,892	30,051	29,926	29,958

Operating return on equity, excluding AOCI - last twelve months	9.6%	9.2%	8.6%	5.3%	4.6%
Operating return on equity, including AOCI - last twelve months	10.1%	10.2%	10.2%	7.6%	8.1%

FBL Financial Group, Inc. Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

– investments and related investment income not specifically allocated to our product segments;
– interest expense;
– accident and health insurance products, primarily a closed block of group policies;
– advisory services for the management of investments and other companies;
– marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
– leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc. Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended March 31, 2009	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$204	$16,892	$12,126	$11,928	$-	$41,150
Traditional life insurance premiums	-	-	37,954	-	-	37,954
Net investment income	37,669	104,705	35,991	3,891	1,813	184,069
Derivative loss	(1,257)	(30,464)	-	-	(370)	(32,091)
Other income	44	-	61	326	4,155	4,586
Total operating revenues	33,660	91,133	86,132	16,145	5,598	235,668

Benefits and expenses:
Interest sensitive and index product benefits	23,038	61,118	18,498	7,751	-	110,405
Traditional life insurance benefits	-	-	22,104	-	-	22,104
Increase in traditional life future policy benefits	-	-	9,718	-	-	9,718
Distributions to participating policyholders	-	-	4,921	-	-	4,921
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,782	791	-	3,573
Amortization of deferred policy acquisition costs	4,067	25,781	5,290	5,452	-	40,590
Amortization of value of insurance in force acquired	299	-	447	-	-	746
Other underwriting expenses	2,430	4,361	6,929	5,819	670	20,209
Total underwriting, acquisition and insurance expenses	6,796	30,142	15,448	12,062	670	65,118
Interest expense	-	-	-	-	6,932	6,932
Other expenses	-	-	-	157	4,773	4,930
Total benefits and expenses	29,834	91,260	70,689	19,970	12,375	224,128
	6,826	(127)	15,443	(3,825)	(6,777)	11,540
Net loss attributable to noncontrolling interest	-	-	-	-	38	38
Equity income, before tax	-	-	-	-	111	111
Pre-tax operating income (loss)	$6,826	$(127)	$15,443	$(3,825)	$(6,628)	$11,689

Quarter Ended March 31, 2008	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$265	$5,309	$11,421	$12,211	$-	$29,206
Traditional life insurance premiums	-	-	36,133	-	-	36,133
Net investment income	35,538	90,766	35,787	3,341	3,062	168,494
Derivative loss	(133)	(17,793)	-	-	-	(17,926)
Other income	26	-	21	383	5,435	5,865
Total operating revenues	35,696	78,282	83,362	15,935	8,497	221,772

Benefits and expenses:
Interest sensitive and index product benefits	23,287	53,534	16,385	5,941	-	99,147
Traditional life insurance benefits	-	-	27,252	-	-	27,252
Increase in traditional life future policy benefits	-	-	11,390	-	-	11,390
Distributions to participating policyholders	-	-	5,270	-	-	5,270
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,579	822	-	3,401
Amortization of deferred policy acquisition costs	2,482	13,011	4,446	2,497	-	22,436
Amortization of value of insurance in force acquired	534	-	521	-	-	1,055
Other underwriting expenses	2,151	3,942	7,355	5,304	617	19,369
Total underwriting, acquisition and insurance expenses	5,167	16,953	14,901	8,623	617	46,261
Interest expense	-	-	-	-	4,451	4,451
Other expenses	-	-	-	203	5,752	5,955
Total benefits and expenses	28,454	70,487	75,198	14,767	10,820	199,726
	7,242	7,795	8,164	1,168	(2,323)	22,046
Net loss attributable to noncontrolling interest	-	-	-	-	9	9
Equity income, before tax	-	-	-	-	180	180
Pre-tax operating income (loss)	$7,242	$7,795	$8,164	$1,168	$(2,134)	$22,235

FBL Financial Group, Inc. Statements of Pre-tax Operating Income Traditional Annuity - Exclusive Distribution Segment

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$265	$201	$190	$338	$204
Net investment income	35,538	35,670	36,634	37,467	37,669
Derivative income (loss):
Proceeds from option settlements	73	-	-	-	-
Cost of money for call options	(94)	(113)	(102)	(93)	(77)
Cost of interest rate swaps	(112)	(869)	(979)	(570)	(1,180)
Total derivative loss	(133)	(982)	(1,081)	(663)	(1,257)
Other income	26	114	23	104	44
Total operating revenues	35,696	35,003	35,766	37,246	36,660

Benefits and expenses:
Interest sensitive and index product benefits	23,287	23,051	23,904	23,573	23,038
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	2,482	2,142	3,624	3,698	4,067
Amortization of value of insurance in force acquired	534	74	292	612	299
Other underwriting expenses	2,151	2,122	2,081	2,138	2,430
Total underwriting, acquisition and insurance expenses	5,167	4,338	5,997	6,448	6,796
Total benefits and expenses	28,454	27,389	29,901	30,021	29,834
Pre-tax operating income	$7,242	$7,614	$5,865	$7,225	$6,826

Balance sheet data, securities at cost:

Assets:
Investments	$2,350,332	$2,364,870	$2,417,666	$2,356,310	$2,489,600
Deferred policy acquisition costs	84,023	87,211	88,865	89,714	88,007
Value of insurance in force acquired	12,509	12,761	12,265	11,982	11,588
Other assets	50,485	67,063	64,513	135,170	93,265
Total assets	$2,497,349	$2,531,905	$2,583,309	$2,593,176	$2,682,460

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$1,842,844	$1,887,174	$1,943,188	$1,971,218	$2,030,117
Other insurance reserves	394,576	389,471	387,176	381,838	378,680
Other liabilities	36,711	27,407	24,514	19,626	26,515
Total liabilities	2,274,131	2,304,052	2,354,878	2,372,682	2,435,312
Allocated equity, excluding AOCL	223,218	227,853	228,431	220,494	247,148
Total liabilities and equity	$2,497,349	$2,531,905	$2,583,309	$2,593,176	$2,682,460

Other data:
Number of direct contracts	50,926	50,912	51,258	51,439	52,333

Statutory portfolio yield net of assumed defaults	5.75%	5.76%	5.83%	5.61%	5.61%
Credited rate	4.14%	4.13%	4.12%	4.04%	4.04%
Spread on direct fixed annuities at end of quarter	1.61%	1.63%	1.71%	1.57%	1.57%	(A)

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,442,520	$1,457,812	$1,499,540	$1,554,250	$1,586,141

Deposits	43,164	61,848	68,871	62,278	91,509
Withdrawals, surrenders and death benefits	(24,090)	(20,481)	(18,710)	(32,827)	(28,109)
Net flows	19,074	41,367	50,161	29,451	63,400

Policyholder interest/index credits	14,897	14,701	15,221	15,211	15,721
Annuitizations and other	(18,679)	(14,340)	(10,672)	(12,771)	(12,185)
Balance, end of period	1,457,812	1,499,540	1,554,250	1,586,141	1,653,077
Other interest sensitive reserves	385,032	387,634	388,938	385,077	377,040
Total interest sensitive and index product reserves	$1,842,844	$1,887,174	$1,943,188	$1,971,218	$2,030,117

(A) Point-in-time spread at March 31, 2009 does not include the impact of holding higher-than-average cash balance. Impact of cash position during the first quarter of 2009 is estimated to be 15 basis points.

FBL Financial Group, Inc. Statements of Pre-tax Operating Income (Loss) Traditional Annuity - Independent Distribution Segment

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Pre-tax Operating Income (Loss)	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$5,309	$7,621	$8,754	$8,783	$16,892
Net investment income	90,766	94,605	103,273	106,483	104,705
Derivative income (loss):
Proceeds from option settlements	14,341	11,734	8,903	902	201
Cost of money for call options	(32,134)	(32,907)	(32,432)	(30,640)	(30,665)
Total derivative loss	(17,793)	(21,173)	(23,529)	(29,738)	(30,464)
Total operating revenues	78,282	81,053	88,498	85,528	91,133

Benefits and expenses:
Interest sensitive and index product benefits:
Fixed rate annuities:
Interest credited and other	24,589	26,252	32,133	33,341	34,113
Amortization of deferred sales inducements	895	391	755	2,012	1,481
Total fixed annuity product benefits	25,484	26,643	32,888	35,353	35,594
Index annuities:
Interest credited	7,387	8,360	9,182	10,376	10,354
Amortization of deferred sales inducements	6,138	8,879	8,297	20,257	13,825
Index credits	14,525	10,774	8,155	2,016	1,345
Total index product benefits	28,050	28,013	25,634	32,649	25,524
Total interest sensitive and index product benefits	53,533	54,656	58,522	68,002	61,118
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	13,011	13,745	15,695	35,764	25,781
Other underwriting expenses	3,942	3,760	3,742	3,629	4,361
Total underwriting, acquisition and insurance expenses	16,953	17,505	19,437	39,393	30,142
Total benefits and expenses	70,487	72,159	77,959	107,396	91,260
Pre-tax operating income (loss)	$7,795	$8,894	$10,539	$(21,868)	$(127)

Balance sheet data, securities at cost:

Assets:
Investments	$6,393,489	$6,817,989	$7,187,159	$7,202,047	$6,999,727
Deferred policy acquisition costs	478,708	492,540	501,711	479,288	468,436
Deferred sales inducements	292,491	294,148	293,524	277,836	271,054
Other assets	167,015	188,946	155,091	157,133	323,320
Total assets	$7,331,703	$7,793,623	$8,137,485	$8,116,304	$8,062,537

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$5,172,016	$5,602,285	$5,961,338	$5,979,633	$5,953,606
Interest sensitive and index product reserves - assumed	1,719,151	1,678,348	1,628,748	1,583,754	1,536,390
Other insurance reserves	89,362	113,368	138,950	145,036	148,880
Other liabilities	36,972	58,575	29,379	28,658	52,700
Total liabilities	7,017,501	7,452,576	7,758,415	7,737,081	7,691,576
Allocated equity, excluding AOCL	314,202	341,047	379,070	379,223	370,961
Total liabilities and equity	$7,331,703	$7,793,623	$8,137,485	$8,116,304	$8,062,537

Other data:
Number of direct contracts	78,241	86,470	92,966	93,769	93,507

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults	5.83%	5.85%	5.89%	5.89%	5.89%
Credited rate	4.85%	4.86%	4.88%	4.89%	4.94%
Spread on direct fixed rate annuities at end of quarter	0.98%	0.99%	1.01%	1.00%	0.95%

Index annutities:
Statutory portfolio yield net of assumed defaults	5.77%	5.81%	5.83%	5.83%	5.83%
Credited rate/option cost	3.56%	3.53%	3.46%	3.54%	3.53%
Spread on direct index annuities at end of quarter	2.21%	2.28%	2.37%	2.29%	2.30%	(A)

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$6,759,976	$6,889,613	$7,279,099	$7,588,549	$7,561,689

Deposits	303,676	512,448	467,069	187,024	314,278
Withdrawals, surrenders and death benefits	(134,517)	(151,351)	(181,175)	(251,863)	(436,142)
Net flows	169,159	361,097	285,894	(64,839)	(121,864)

Policyholder interest/index credits	63,945	58,804	61,130	56,490	56,540
Derivative value change and other	(103,467)	(30,415)	(37,574)	(18,511)	(8,341)
Balance, end of period	6,889,613	7,279,099	7,588,549	7,561,689	7,488,024
Other interest sensitive reserves	1,554	1,534	1,537	1,698	1,972
Total interest sensitive and index product reserves	$6,891,167	$7,280,633	$7,590,086	$7,563,387	$7,489,996

(A) Point-in-time spread at March 31, 2009 does not include the impact of holding higher-than-average cash balance. Impact of cash position during the first quarter of 2009 is estimated to be 18 basis points on the direct business.

FBL Financial Group, Inc. Statements of Pre-tax Operating Income Traditional and Universal Life Insurance Segment

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,421	$11,781	$12,229	$12,256	$12,126
Traditional life insurance premiums	36,133	38,769	36,282	38,002	37,954
Net investment income	35,787	35,682	36,060	35,795	35,991
Other income	21	(14)	(19)	(21)	61
Total operating revenues	83,362	86,218	84,552	86,032	86,132

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	9,140	9,208	9,230	9,092	9,102
Death benefits	7,245	8,106	7,955	7,076	9,396
Total interest sensitive product benefits	16,385	17,314	17,185	16,168	18,498
Traditional life insurance benefits:
Death benefits	18,433	12,510	14,747	14,885	12,679
Surrender and other benefits	8,819	10,092	8,606	8,792	9,425
Total traditional life insurance benefits	27,252	22,602	23,353	23,677	22,104
Increase in traditional life future policy benefits	11,390	11,037	11,084	9,744	9,718
Distributions to participating policyholders	5,270	5,023	4,813	4,958	4,921
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,579	2,461	2,520	2,831	2,782
Amortization of deferred policy acquisition costs	4,446	4,291	4,378	5,041	5,290
Amortization of value of insurance in force acquired	521	495	565	432	447
Other underwriting expenses	7,355	7,330	7,014	7,590	6,929
Total underwriting, acquisition and insurance expenses	14,901	14,577	14,477	15,894	15,448
Total benefits and expenses	75,198	70,553	70,912	70,441	70,689
Pre-tax operating income	$8,164	$15,665	$13,640	$15,591	$15,443

Balance sheet data, securities at cost:
Assets:
Investments	$2,228,639	$2,247,695	$2,254,593	$2,266,936	$2,252,649
Deferred policy acquisition costs	233,127	237,004	240,182	245,020	247,571
Deferred sales inducements	3,861	4,104	4,237	5,582	5,987
Value of insurance in force acquired	27,182	26,763	26,348	25,904	25,427
Other assets	78,837	82,331	87,204	76,235	97,706
Total assets	$2,571,646	$2,597,897	$2,612,564	$2,619,677	$2,629,340

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$768,141	$769,503	$770,527	$771,823	$769,229
Other insurance reserves	1,416,311	1,430,396	1,442,609	1,455,515	1,468,638
Other liabilities	65,445	62,681	66,038	88,361	54,765
Total liabilities	2,249,897	2,262,580	2,279,174	2,315,699	2,292,632
Allocated equity, excluding AOCL	321,749	335,317	333,390	303,978	336,708
Total liabilities and equity	$2,571,646	$2,597,897	$2,612,564	$2,619,677	$2,629,340

Other data:
Number of direct policies - traditional life	332,538	332,545	333,723	335,505	336,230
Number of direct policies - universal life	54,787	54,834	54,648	55,094	55,255
Direct face amounts - traditional life	$29,088	$29,519	$30,241	$30,998	$31,514
Direct face amounts - universal life	$4,684	$4,733	$4,753	$4,817	$4,864

Statutory portfolio yield net of assumed defaults	6.30%	6.34%	6.34%	6.30%	6.28%
Credited rate	4.40%	4.40%	4.41%	4.41%	4.37%
Spread on direct universal life at end of quarter	1.90%	1.94%	1.93%	1.89%	1.91%

Interest sensitive reserve activity:
Balance, beginning of period	$768,066	$768,141	$769,503	$770,527	$771,284

Deposits	13,395	14,140	13,606	15,013	14,375
Withdrawals and surrenders	(7,439)	(8,066)	(7,214)	(8,423)	(8,522)
Net flows	5,956	6,074	6,392	6,590	5,853

Policyholder interest credited	8,286	8,406	8,373	8,225	8,445
Policy charges	(11,263)	(11,560)	(11,790)	(12,042)	(12,047)
Benefits and other	(2,904)	(1,558)	(1,951)	(2,016)	(5,030)
Balance, end of period	768,141	769,503	770,527	771,284	768,505
Other interest sensitive reserves	-	-	-	539	724
Total interest sensitive reserves	$768,141	$769,503	$770,527	$771,823	$769,229

FBL Financial Group, Inc. Statements of Pre-tax Operating Income (Loss) Variable Segment

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Pre-tax Operating Income (Loss)	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	12,211	12,290	11,735	11,973	11,928
Net investment income	3,341	3,638	3,565	3,713	3,891
Other income	383	633	486	416	326
Total operating revenues	15,935	16,561	15,786	16,102	16,145

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	2,217	1,810	2,048	2,522	2,229
Death benefits	3,724	3,937	4,795	3,830	5,522
Total interest sensitive product benefits	5,941	5,747	6,843	6,352	7,751
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	822	790	760	750	791
Amortization of deferred policy acquisition costs	2,497	2,627	3,009	7,408	5,452
Other underwriting expenses	5,304	5,543	5,508	5,403	5,819
Total underwriting, acquisition and insurance expenses	8,623	8,960	9,277	13,561	12,062
Other expenses	203	174	176	111	157
Total benefits and expenses	14,767	14,881	16,296	20,024	19,970
Pre-tax operating income (loss)	$1,168	$1,680	$(510)	$(3,922)	$(3,825)

Balance sheet data, securities at cost:
Assets:
Investments	$224,408	$242,537	$221,131	$242,222	$260,633
Deferred policy acquisition costs	156,980	157,825	157,849	153,396	149,866
Deferred sales inducements	2,379	2,449	2,449	2,572	2,610
Other assets	15,909	10,329	15,454	9,262	4,591
Separate account assets	802,225	794,846	718,501	577,420	522,591
Total assets	$1,201,901	$1,207,986	$1,115,384	$984,872	$940,291

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$204,965	$208,607	$216,715	$225,539	$231,035
Other insurance reserves	28,596	28,964	32,623	30,382	31,723
Other liabilities	38,249	70,265	33,221	32,067	51,318
Separate account liabilities	802,225	794,846	718,501	577,420	522,591
Total liabilities	1,074,035	1,102,682	1,001,060	865,408	836,667
Allocated equity, excluding AOCL	127,866	105,304	114,324	119,464	103,624
Total liabilities and equity	$1,201,901	$1,207,986	$1,115,384	$984,872	$940,291

Rollforward of separate account balances:
Beginning separate account balance	$862,738	$802,225	$794,846	$718,501	$577,420
Net premiums	27,019	28,398	15,721	7,507	10,945
Net investment loss	(61,229)	(8,707)	(67,251)	(127,551)	(45,184)
Charges, benefits and surrenders	(26,303)	(27,070)	(24,815)	(21,037)	(20,590)
Ending separate account balance	$802,225	$794,846	$718,501	$577,420	$522,591

Separate account balance:
Balance per financial statements	$802,225	$794,846	$718,501	$577,420	$522,591
Less: alliance partners' share	(20,932)	(19,934)	(17,635)	(13,940)	(13,750)
Add: alliance partner separate account assets on business assumed	79,212	76,143	67,685	53,614	51,852
	$860,505	$851,055	$768,551	$617,094	$560,693

Other data:
Number of direct contracts - variable annuity	21,025	21,072	20,856	20,624	20,384
Number of direct policies - variable universal life	62,858	62,381	61,861	61,319	60,631
Direct face amounts - variable universal life	$7,804	$7,797	$7,756	$7,698	$7,614

FBL Financial Group, Inc. Statements of Pre-tax Operating Loss Corporate and Other Segment

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Pre-tax Operating Loss	(Dollars in thousands)

Operating revenues:
Net investment income	$3,062	$2,578	$2,356	$1,859	$1,813
Derivative loss	-	-	-	-	(370)
Other income	5,435	6,222	6,055	5,446	4,155
Total operating revenues	8,497	8,800	8,411	7,305	5,598

Benefits and expenses:
Other underwriting and insurance expenses	617	655	583	593	670
Interest expense	4,451	4,448	4,464	6,204	6,932
Other expenses	5,752	5,963	5,409	6,315	4,773
Total benefits and expenses	10,820	11,066	10,456	13,112	12,375
	(2,323)	(2,266)	(2,045)	(5,807)	(6,777)
Net loss attributable to noncontrolling interest	9	7	15	40	38
Equity income (loss), before tax	180	(245)	132	(74)	111
Pre-tax operating loss	$(2,134)	$(2,504)	$(1,898)	$(5,841)	$(6,628)

Balance sheet data, securities at cost:
Assets:
Investments	$188,101	$153,796	$146,690	$333,281	$460,604
Securities and indebtedness of related parties	20,040	19,602	19,108	18,919	18,968
Other assets	451,908	317,675	315,941	245,271	216,565
Total assets	$660,049	$491,073	$481,739	$597,471	$696,137

Liabilities and equity:
Liabilities:
Insurance reserves	$68,710	$66,874	$66,283	$64,319	$63,471
Debt	316,949	316,967	350,986	430,451	371,025
Other liabilities	316,923	191,243	186,532	217,637	400,050
Total liabilities	702,582	575,084	603,801	712,407	834,546
Minority interest in subsidiaries	129	130	122	96	99
Equity, excluding AOCL	(42,662)	(84,141)	(122,184)	(115,032)	(138,508)
Total liabilities and equity	$660,049	$491,073	$481,739	$597,471	$696,137

FBL Financial Group, Inc. Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Balance - beginning of period	$80,682	$84,023	$87,211	$88,865	$89,714
Impact of reclassification of realized losses to AOCL	-	-	-	-	(1,461)
Capitalization:
Commissions	2,777	2,798	2,543	2,572	3,121
Expenses	720	657	786	835	918
Total capitalization	3,497	3,455	3,329	3,407	4,039
Amortization - operating basis, before impact of unlocking	(2,483)	(2,142)	(3,027)	(3,699)	(4,067)
Amortization - unlocking, operating basis	-	-	(596)	-	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	2,327	1,875	1,948	1,141	(218)
Balance - end of period	$84,023	$87,211	$88,865	$89,714	$88,007

Traditional Annuity - Independent Distribution
Balance - beginning of period	$755,381	$771,199	$786,688	$795,235	$757,124
Impact of reclassification of realized losses to AOCL	-	-	-	-	(1,709)
Capitalization:
Commissions	24,478	29,264	26,398	14,880	21,533
Expenses	1,931	2,165	2,043	1,566	1,232
Deferral of sales inducements	18,300	14,650	13,059	12,604	13,156
Total capitalization	44,709	46,079	41,500	29,050	35,921
Amortization - operating basis, before impact of unlocking	(20,044)	(22,200)	(24,744)	(30,149)	(41,087)
Amortization - unlocking, operating basis	-	(815)	-	(27,885)	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	(8,847)	(7,575)	(8,209)	(9,127)	(10,759)
Balance - end of period	$771,199	$786,688	$795,235	$757,124	$739,490

Traditional & Universal Life Insurance
Balance - beginning of period	$234,208	$236,988	$241,104	$244,420	$250,602
Impact of reclassification of realized losses to AOCL	-	-	-	-	(254)
Capitalization:
Commissions	2,960	4,017	3,534	5,222	4,368
Expenses	3,815	3,722	3,531	4,669	3,684
Deferral of sales inducements	62	265	162	1,407	436
Total capitalization	6,837	8,004	7,227	11,298	8,488
Amortization - operating basis, before impact of unlocking	(4,463)	(4,503)	(3,885)	(5,105)	(5,316)
Amortization - unlocking, operating basis	-	173	(528)	-	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	406	442	502	(11)	38
Balance - end of period	$236,988	$241,104	$244,420	$250,602	$253,558

Variable
Balance - beginning of period	$158,421	$159,359	$160,274	$160,298	$155,968
Impact of reclassification of realized losses to AOCL	-	-	-	-	(37)
Capitalization:
Commissions	2,618	2,528	1,922	1,728	1,439
Expenses	893	755	825	714	462
Deferral of sales inducements	28	83	23	181	62
Total capitalization	3,539	3,366	2,770	2,623	1,963
Amortization - operating basis, before impact of unlocking	(2,513)	(2,938)	(4,980)	(7,467)	(5,476)
Amortization - unlocking, operating basis	-	298	1,947	-	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	(88)	189	287	514	58
Balance - end of period	$159,359	$160,274	$160,298	$155,968	$152,476

Total
Balance - beginning of period	$1,228,692	$1,251,569	$1,275,277	$1,288,818	$1,253,408
Impact of reclassification of realized losses to AOCL	-	-	-	-	(3,461)
Capitalization:
Commissions	32,833	38,607	34,397	24,402	30,461
Expenses	7,359	7,299	7,185	7,784	6,296
Deferral of sales inducements	18,390	14,998	13,244	14,192	13,654
Total capitalization	58,582	60,904	54,826	46,378	50,411
Amortization - operating basis, before impact of unlocking	(29,503)	(31,783)	(36,636)	(46,420)	(55,946)
Amortization - unlocking, operating basis	-	(344)	823	(27,885)	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives
	(6,202)	(5,069)	(5,472)	(7,483)	(10,881)
Balance - end of period	1,251,569	1,275,277	1,288,818	1,253,408	1,233,531
Impact of realized/unrealized gains/losses in AOCL	191,189	264,815	378,794	532,348	573,695
Deferred acquisition costs/Deferred sales inducements	$1,442,758	$1,540,092	$1,667,612	$1,785,756	$1,807,226

FBL Financial Group, Inc. Collected Premiums

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$25,530	$40,234	$55,649	$49,262	$75,148
Renewal - individual	18,115	22,203	14,603	14,256	18,989
Group	1,703	1,988	3,415	2,081	2,231
Total Traditional Annuity - Exclusive Distribution	45,348	64,425	73,667	65,599	96,368

Traditional Annuity - Independent Distribution
Fixed rate annuities	120,928	378,209	348,886	67,820	213,332
Index annuities	205,758	159,998	147,229	136,427	111,367
Total direct	326,686	538,207	496,115	204,247	324,699
Reinsurance assumed	882	892	397	210	358
Total Traditional Annuity - Independent Distribution, net of reinsurance
	327,568	539,099	496,512	204,457	325,057

Traditional and Universal Life Insurance
Universal life:
First year	1,361	1,628	1,879	1,804	2,040
Renewal	9,919	10,271	9,167	9,981	10,307
Total	11,280	11,899	11,046	11,785	12,347
Participating whole life:
First year	2,848	2,860	3,024	3,357	2,681
Renewal	23,135	24,967	22,330	22,946	23,704
Total	25,983	27,827	25,354	26,303	26,385
Term life and other:
First year	2,595	2,365	2,680	2,774	2,767
Renewal	12,038	12,015	12,464	12,618	13,430
Total	14,633	14,380	15,144	15,392	16,197
Total Traditional and Universal Life Insurance - Exclusive Distribution	51,896	54,106	51,544	53,480	54,929
Reinsurance assumed	2,735	2,790	2,692	2,696	2,507
Reinsurance ceded	(4,637)	(5,025)	(4,457)	(4,975)	(5,069)
Total Traditional and Universal Life Insurance, net of reinsurance	49,994	51,871	49,779	51,201	52,367

Variable
Variable annuities:
Exclusive distribution:
First year	13,217	12,394	9,340	5,791	5,064
Renewal	6,682	6,919	4,962	4,484	5,521
Total	19,899	19,313	14,302	10,275	10,585
Alliance channel:
First year (1)	6,385	4,398	3,046	1,856	1,443
Renewal (1)	1,435	1,524	737	721	941
Total	7,820	5,922	3,783	2,577	2,384
Total variable annuities	27,719	25,235	18,085	12,852	12,969
Variable universal life:
Exclusive distribution:
First year	1,756	1,118	1,200	856	644
Renewal	11,936	12,033	11,209	11,096	12,103
Total	13,692	13,151	12,409	11,952	12,747
Alliance channel:
First year (1)	122	96	115	82	52
Renewal (1)	541	578	514	564	584
Total	663	674	629	646	636
Total variable universal life	14,355	13,825	13,038	12,598	13,383
Total Variable	42,074	39,060	31,123	25,450	26,352
Reinsurance ceded	(153)	(187)	(180)	(216)	(172)
Total Variable, net of reinsurance	41,921	38,873	30,943	25,234	26,180

Corporate and Other
Accident and health premiums collected, net of reinsurance	63	30	27	258	71
	$464,894	$694,298	$650,928	$346,749	$500,043

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc. Parent Company Liquidity

	January - March Actual 2009	April - December Projected 2009 (3)	Total 2009
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$83,473	$20,104	$83,473

Sources:
Dividends from insurance subsidiaries	-	15,000	15,000
Dividends from noninsurance subsidiaries	-	2,800	2,800
Investment income	254	363	617
Management fees from subsidiaries and affiliates	2,246	6,282	8,528
Total sources	2,500	24,445	26,945

Uses:
Interest	(7,365)	(17,900)	(25,265)
Stockholders' dividends (1)	(3,769)	(5,710)	(9,479)
General expenses	(2,537)	(4,525)	(7,062)
Repayment of short-term debt	(60,000)	-	(60,000)
Total uses	(73,671)	(28,135)	(101,806)

Other, net (2)	7,802	-	7,802
Total cash and invested assets, end of period	$20,104	$16,414	$16,414

(1)	The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred shares and $0.0625 per common share. The common stock dividend rate is pending board of directors approval for the second quarter and will be reevaluated for the third and fourth quarters.

(2)	Primarily due to settling amounts due to/from affiliates and external parties, which may fluctuate from period to period due to timing.

(3)	Based on best estimates at March 31, 2009, actual results may differ materially.

FBL Financial Group, Inc. Other Information

	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
	(Dollars in thousands, except per share data)
Capitalization:
Senior Notes, due 2011	$-	$-	$-	$100,000	$100,000
Senior notes, due 2014	75,341	75,329	75,317	75,305	75,292
Senior notes, due 2017	98,608	98,638	98,669	98,700	98,733
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Revolving line of credit agreement	46,000	46,000	60,000	59,446	-
Short-term note payable	-	-	20,000	-	-
Total debt	316,949	316,967	350,986	430,451	371,025

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCL	941,372	922,375	930,031	905,123	916,972
Total capitalization, excluding AOCL	1,261,321	1,242,342	1,284,017	1,338,574	1,290,997

Accumulated other comprehensive income loss	(137,996)	(186,765)	(377,151)	(649,758)	(648,469)
Total capitalization, including AOCL	$1,123,325	$1,055,577	$906,866	$688,816	$642,528

Common shares outstanding	30,162,058	30,163,927	30,173,593	30,168,879	30,365,265

Book Value per Share:
Excluding AOCL	$31.21	$30.58	$30.82	$30.00	$30.20
Including AOCL	26.64	24.39	18.32	8.46	8.84

Debt-to-Capital Ratio:
Excluding AOCL	25.1%	25.5%	27.3%	32.2%	28.7%
Including AOCL	28.2	30.0	38.7	62.5	57.7

Debt-to-Capital Ratio with 100% Credit for Trust
Preferred Securities:
Excluding AOCL	17.4%	17.7%	19.8%	24.9%	21.2%
Including AOCL	19.6	20.8	28.0	48.4	42.6

Class A Common Ownership:
Iowa Farm Bureau Federation	50.7%	50.7%	53.1%	53.1%	52.7%
Other Farm Bureau entities	8.9	8.7	8.7	8.7	8.7
Public	40.4	40.6	38.2	38.2	38.6
	100.0%	100.0%	100.0%	100.0%	100.0%

Quality of Fixed Income Securities:
(AAA, AA, A)	62.0%	61.7%	61.7%	60.0%	58.8%
(BBB)	34.1	34.4	34.6	36.2	36.1
(BB)	2.8	2.7	2.6	2.7	3.4
(<BB)	1.1	1.2	1.1	1.1	1.7

Investment by Type:
Fixed maturities	62.0%	62.1%	61.7%	58.9%	58.1%
Residential mortgage-backed	16.1	15.9	16.0	16.5	16.5
Commercial mortgage-backed	5.9	6.5	6.5	5.9	6.0
Asset-backed	1.8	1.5	1.4	1.3	1.1
Mortgage loans	11.2	11.3	11.7	12.8	12.6
Equity securities	0.2	0.1	0.1	0.4	0.4
Other	2.8	2.6	2.6	4.2	5.3

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Mutual channel	1,192	1,193	1,192	1,176	1,191
7 Life-only states	763	775	789	786	794
Total Farm Bureau Life channel	1,955	1,968	1,981	1,962	1,985

Percentage registered representatives:
Farm Bureau Life channel	88.6%	86.9%	86.4%	83.9%	82.9%

EquiTrust Life channel:
Independent Agents	20,726	22,361	23,651	19,098	20,158